UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 2, 2008

Toys “R” Us, Inc.

(Exact name of Registrant as Specified in Charter)

Delaware	1-11609	22-3260693
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

One Geoffrey Way, Wayne, New Jersey 07470

(Address of Principal Executive Offices, including Zip Code)

(973) 617-3500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	REGULATION FD DISCLOSURE

On January 2, 2008, Toys “R” Us-Delaware, Inc. (“Toys Delaware”), a subsidiary of Toys “R” Us, Inc., provided Condensed Consolidated Balance Sheets as of November 3, 2007, February 3, 2007, and October 28, 2006, and Condensed Consolidated Statements of Operations and Condensed Consolidated Statements of Cash Flows for the 13 weeks and 39 weeks ended November 3, 2007, and October 28, 2006 (the “Toys Delaware Unaudited Quarterly Financial Statements”) to the administrative agents under certain credit agreements. A copy of the Toys Delaware Unaudited Quarterly Financial Statements is attached as Exhibit 99.1 to this report and is incorporated herein by reference in this Item 7.01.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

99.1	Toys Delaware Unaudited Quarterly Financial Statements.

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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Toys “R” Us, Inc.
(Registrant)

Date: January 2, 2008	By:	/s/ F. Clay Creasey Jr.
		Name:	F. Clay Creasey Jr.
		Title:	Executive Vice President – Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Toys Delaware Unaudited Quarterly Financial Statements.

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